INVESTOR MEETING 2011
Santa Clara, California
May 17, 2011
Exhibit 99.1

INVESTOR MEETING 2011
Financial Update
Stacy Smith
Senior Vice President
Chief Financial Officer

INVESTOR MEETING 2011

Key Messages
• Design capability and manufacturing advantage enabling
 leadership products, resulting in record financial results
• Significant and growing businesses across the
 compute continuum
• Benefitting from the explosion of devices computing and
 connecting to the internet and the growth of emerging markets
• Using record levels of free cash flow to invest in our business and generate returns for our shareholders

INVESTOR MEETING 2011

Financial Performance
Segments of our Business
Return of Cash to Shareholders

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We are growing
2008-2011:
35% CAGR
Source: Intel and ThomsonOne
*2009 earnings per share excludes EC fine and AMD settlement of $2.6B. See Non-GAAP recon in Appendix A
** Not an Intel forecast :2011 Consensus EPS of $2.28 and Revenue of $53.2B from ThomsonOne as of 5/11/11
2008-2011:
12% CAGR
Billion

INVESTOR MEETING 2011

Revenue vs. Benchmarks
2000-2011*
Source: Intel , FactSet and ThomsonOne
* Not an Intel forecast :Consensus 2011 revenue forecast of $53.2B from ThomsonOne as of 5/11/11
**Benchmark for the Dow 30 and S&P 100 measured on median revenue CAGRs pulled from FactSet as of 5/11/11

INVESTOR MEETING 2011

Intel Gross Margin Model
Forecast
63% in 2011 represents the midpoint of the 2011 full year outlook range
Forecast range is based on current expectations and is subject to change without notice
Source: Intel
55%-65%
Gross Margin Range

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Spending* % of Revenue
* MG&A + R&D spending. 2000 through 2005 adjusted to include stock based compensation expense. See Non-GAAP recon in Appendix B.
** Not an Intel forecast. Consensus Revenue of $53.2B from 5/11/11 and
$15.7B for R&D + MG&A (the midpoint of Intel Outlook)
Source: Intel
Forecast

INVESTOR MEETING 2011

EPS vs. Benchmarks
2000-2011*
Source: Intel , FactSet and ThomsonOne
* Not an Intel forecast :Consensus 2011 Earnings per share forecast of $2.28 from ThomsonOne as of 5/11/11
**Benchmark for the Dow 30 and S&P 100 measured on median CAGRs pulled from FactSet as of 5/11/11

INVESTOR MEETING 2011

ROIC Progress Report
ROIC includes cash and goodwill. 2000-2005 excludes stock-based compensation.
See Appendix B for Intel ROIC reconciliation to GAAP.
* 2011 Annualized figure of ROIC is Q1 2011 ROIC multiplied by four
S&P 500 contains 497 companies; Excludes:
 Allegheny Energy Inc & McAfee Inc due to acquisitions
 Motorola Inc due to split
Source: Intel
Long-term Goal to Rank Among Top ROIC Performers
Forecast
Intel
Top 20%
S&P 500

INVESTOR MEETING 2011

Financial Performance
Segments of our Business
Return of Cash to Shareholders

INVESTOR MEETING 2011

Data Center Group
Strong Businesses Across the Continuum
PC Client Group
Intel Arch. Other
2010 Rev/OM
$8.7B/$4.4B
2010 Rev/OM
$3.1B/$0.3B
2010 Rev/OM
$30.3B/$13.0B
Software and Services Group
2011* Rev/OM
$1.9B/($0.1B)
*Forecast is based on current expectations and is subject to change without notice
Source: Intel

INVESTOR MEETING 2011

Strong Businesses Across the Continuum
2010 Rev/OM
$3.1B/$0.3B
2010 Rev/OM
$30.3B/$13.0B
Software and Services Group
2011* Rev/OM
$1.9B/($0.1B)
*Forecast is based on current expectations and is subject to change without notice
Source: Intel
Data Center Group
PC Client Group
Intel Arch. Other

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Data Center Group
2008 vs. 2010
32%
50%
Source: Intel
2008-2010:
43% CAGR
2008-2010:
Billion
Billion

INVESTOR MEETING 2011

Mission Critical
Infrastructure
Small Scale
Workstation
Cloud
Network
Storage
2015
1995
2000
2005
Traditional Server
Forecast is based on current expectations and is subject to change without notice
Source: Intel
Data Center Group
Processor Growth Forecast*
2010

INVESTOR MEETING 2011

Data Center Group
Looking Forward
 Benefitting from four trends
 1. Build-out of the cloud
 2. Expanding into networking and communications infrastructure, and storage
 3. Voracious demand for high-performance computing
 4. Technology leadership = high ROI for enterprise upgrades

 $8.7B of revenue and $4.4B of operating profit in 2010

 Expect 15% revenue growth CAGR through 2013 with operating
 margins at ~50%
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice
Source: Intel

INVESTOR MEETING 2011

Strong Businesses Across the Continuum
PC Client Group
Intel Arch. Other
2010 Rev/OM
$3.1B/$0.3B
2010 Rev/OM
$30.3B/$13.0B
Software and Services Group
2011* Rev/OM
$1.9B/($0.1B)
*Forecast is based on current expectations and is subject to change without notice
Source: Intel

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Other Intel Architecture Group
2008 vs. 2010
2008-2010:
16% CAGR
Million
Billion
Source: Intel

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Embedded iA Business
Momentum and Market Opportunity
11%
8%
8%
19%
13%
8%
52%
CAGRs
Source: IDC and Intel
Forecast
Forecast
Billion
2010-2013:
11% CAGR

INVESTOR MEETING 2011

Other Intel Architecture Group
Looking Forward
Embedded Intel architecture
 • 2010 Revenue of $1.5B and operating profit of ~$450M
 •Expect revenues to grow at a 25% CAGR through 2013 and operating margin to be greater than $1B in 2013
 Making significant investments in SOC, tablet, and smartphone R&D
We expect market segment share gains and growing businesses in tablets, smartphones (application and baseband processors), and connected CE devices
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice
Source: Intel

INVESTOR MEETING 2011

Strong Businesses Across the Continuum
PC Client Group
Intel Arch. Other
2010 Rev/OM
$3.1B/$0.3B
2010 Rev/OM
$30.3B/$13.0B
Software and Services Group
2011* Rev/OM
$1.9B/($0.1B)
*Forecast is based on current expectations and is subject to change without notice
Source: Intel

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PC Client Group
2008 vs. 2010
43%
2008-2010:
17% CAGR
Billion
Billion
Source: Intel

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Segmentation Drives ASP Benefit
Source: Intel
*Platform includes both CPU and chipset
$
Up 6pts
Core Mix %
’09 to ’10
0

INVESTOR MEETING 2011

Cost Declining Across Segments
Platform Costs*
Performance
Mainstream
Value
Atom™
*Platform includes both CPU and Chipset components
Forecast is based on current expectations and is subject to change without notice
Source: Intel
Forecast
Forecast
Forecast
Forecast

INVESTOR MEETING 2011

Market Drivers
Looking Forward
~2 of every 3 PCs will be sold to emerging markets
~2 of every 3 PCs will be sold into the consumer segment
~2 of every 3 PCs sold will be notebooks
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice
Source: Intel long range forecast through 2015

INVESTOR MEETING 2011

Blue shading notes SPP < 8 weeks of income
Income measured as mean income
Blue shading notes SPP < 8 weeks of income
Income measured as mean income
Emerging Market Affordability
Falling Prices, Rising Incomes
Sources:
WOI to buy NB PC - Intel
Population by GEO - Economist Intelligence Unit (EIU)

INVESTOR MEETING 2011

Penetration Accelerates at 4-8 WOI to Buy a PC
Weeks of Income to Purchase a Notebook
Sources:
WOI to buy NB PC - Intel
Installed PCs - IDC PC Tracker
Population by GEO - Economist Intelligence Unit (EIU)

INVESTOR MEETING 2011

Penetration Accelerates at 4-8 WOI to Buy a PC
Weeks of Income to Purchase a Notebook
Sources:
WOI to buy NB PC - Intel
Installed PCs - IDC PC Tracker
Population by GEO - Economist Intelligence Unit (EIU)

INVESTOR MEETING 2011

Penetration Accelerates at 4-8 WOI to Buy a PC
Weeks of Income to Purchase a Notebook
Sources:
WOI to buy NB PC - Intel
Installed PCs - IDC PC Tracker
Population by GEO - Economist Intelligence Unit (EIU)

INVESTOR MEETING 2011

Penetration Accelerates at 4-8 WOI to Buy a PC
Weeks of Income to Purchase a Notebook
Sources:
WOI to buy NB PC - Intel
Installed PCs - IDC PC Tracker
Population by GEO - Economist Intelligence Unit (EIU)

INVESTOR MEETING 2011

Penetration Accelerates at 4-8 WOI to Buy a PC
Weeks of Income to Purchase a Notebook
Emerging Markets 2010
Sources:
WOI to buy NB PC - Intel
Installed PCs - IDC PC Tracker
Population by GEO - Economist Intelligence Unit (EIU)

INVESTOR MEETING 2011

Penetration Accelerates at 4-8 WOI to Buy a PC
Weeks of Income to Purchase a Notebook
Emerging Markets 2015
Sources:
WOI to buy NB PC - Intel
Installed PCs - IDC PC Tracker
Population by GEO - Economist Intelligence Unit (EIU)
META
India
Brazil
China
E. Europe

INVESTOR MEETING 2011

You will see a rapid increase in PC penetration rates in
China, Latin America and Eastern Europe.
Sources: Population - Economist Intelligence Unit (EIU)
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice

INVESTOR MEETING 2011

You will see a rapid increase in PC penetration rates in
China, Latin America and Eastern Europe.
Population: 2.5 billion people.
Sources: Population - Economist Intelligence Unit (EIU)
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice

INVESTOR MEETING 2011

PC TAM Growth
Over the last decade the PC TAM in emerging markets grew
at a 17% CAGR, and mature markets grew at a 5% CAGR
Those growth rates equate to ~11% TAM CAGR from
2010 to 2013
Acceleration of the emerging market CAGR by 5 points drives
PC TAM CAGR of 14% from 2010 to 2013
Source: Intel

INVESTOR MEETING 2011

Hold on there, Tex!
Won’t they all buy tablets?

INVESTOR MEETING 2011

Bear Case
100 million tablets in 2013 @ 33% cannibalization
TAM CAGR = 11% with cannibalization
Source: Intel
Caveat: We don’t believe this case

INVESTOR MEETING 2011

PC Client Group
Looking Forward
Emerging Markets, Consumers, Notebooks will drive solid
revenue growth for several years
Technology leadership, cost improvements, and
segmentation expected to maintain the
operating margin % through 2012
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice
Source: Intel

INVESTOR MEETING 2011

Intel Gross Margin Model
Forecast
63% in 2011 represents the midpoint of the 2011 full year outlook range
Forecast range is based on current expectations and is subject to change without notice
Source: Intel
55%-65%
Gross Margin Range

INVESTOR MEETING 2011

Strong Businesses Across the Continuum
PC Client Group
Intel Arch. Other
2010 Rev/OM
$3.1B/$0.3B
2010 Rev/OM
$30.3B/$13.0B
Software and Services Group
2011* Rev/OM
$1.9B/($0.1B)
*Forecast is based on current expectations and is subject to change without notice
Source: Intel

INVESTOR MEETING 2011

• Rapidly growing software capabilities
• $300M of revenue in 2010 expected to grow to
 over $3B in 2013
 – McAfee slightly accretive on a non-GAAP basis in
 2011, on a GAAP basis in 2012
• Operating margin improves from ~($200M) in
 2010 to ~$700M in 2013
• Upside opportunity as we embed additional
 security features into hardware and software
Forecast is based on current expectations and is subject to change without notice
Source: Intel

INVESTOR MEETING 2011

NAND Solutions Group*
Cost/GB
Q4 07
Q4 08
Q4 09
Q4 10
$0
Sources:
Operating Profit $ and Compute % - Intel
Cost/GB - iSuppli - Flash Q1 2011 Market Tracker
Forecast is based on current expectations and is subject to change without notice
*NAND solutions group is the same as Non-Volatile Memory Solutions Group and is part of the “All Other” segment
Forecast

INVESTOR MEETING 2011

Financial Performance
Segments of our Business
Return of Cash to Shareholders

INVESTOR MEETING 2011

Strong Cash Generation
Cash from Operations
$Billion
Sources:
2001-2010 Cash from Operation - Intel
*Not an Intel forecast - Consensus cash flow from ThomsonOne as of 5/11/11

INVESTOR MEETING 2011

Strong Cash Generation
$Billion
Sources:
2001-2010 Cash from Operation - Intel
*Not an Intel forecast - Consensus cash flow from ThomsonOne as of 5/11/11

INVESTOR MEETING 2011

Uses of Cash
Capital Spending, Acquisitions, Dividends, and Share Repurchases
Source: Intel
*2010 includes the $8.1B of acquisitions for McAfee and Infineon announced in 2010 but closed in Q1 2011
Capital Allocation Philosophy:
•Invest in our business
•Generate returns for shareholders
via an increasing dividend
•Use share purchases as an additional
way to return cash to shareholders
(Net of Cash)

INVESTOR MEETING 2011

Steadily Increasing Dividend
•16% increase announced last week
brings dividend up to $.84 annualized
•Target allocation for the dividend is
~40% of free cash flow
•Plan to increase dividend roughly in line
with EPS growth rate
•Dividend Yield = 3.3%*^

*2011 Annualized figure for dividend is not an Intel forecast but represents the Q1 payment, plus the Q2 declaration, plus the May 11th announced Q3 dividend , and assuming the fourth quarter is equal to the third quarter
^ represents $23.49 Intel stock price close on 5/4/2011
Source: Intel
2003-2011:
33% CAGR

INVESTOR MEETING 2011

Share Repurchases
We have bought back $5.5B from Q4’10 through Q1’11
Have reduced shares outstanding by 1.4B* shares since 2000,
including ~250M shares since November of ‘10
*Repurchased under the common stock repurchase program, net of shares issued through employee equity incentive plans
Source: Intel

INVESTOR MEETING 2011

Strong cash generation
Dividend $ now targeting ~40% of FCF
$5.5 B share repurchases from Q4’10 to Q1’11
Source: Intel

INVESTOR MEETING 2011

Preview of the Rest of the Day
• Explosion of devices that compute and connect to the internet driving data center growth
• Another historic change to the PC roadmap
• Low power and SOC capability
• Software is a competitive advantage
• Combination of software and hardware capabilities enable new levels of security
• Process technology continues to differentiate Intel

INVESTOR MEETING 2011

Risk Factors
The above statements and any others in this document that refer to plans and expectations for the second quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-
looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be the important factors that could cause actual results to differ materially from the company’s expectations. Demand could be different from Intel's expectations due to factors including changes in business and economic conditions, including supply constraints and other disruptions affecting customers; customer acceptance of Intel’s and competitors’ products; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers. Potential disruptions in the high technology supply chain resulting from the recent disaster in Japan could cause customer demand to be different from Intel’s expectations. Intel operates in intensely competitive industries that are characterized by a high percentage of costs that are fixed or difficult to reduce in the short term and product demand that is highly variable and difficult to forecast. Revenue and the gross margin percentage are affected by the timing of Intel product introductions and the demand for and market acceptance of Intel's products;
actions taken by Intel's competitors, including product offerings and introductions, marketing programs and pricing pressures and Intel’s response to such actions; and Intel’s ability to respond quickly to technological developments and to incorporate new features into its products. The gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; product mix and pricing; the timing and execution of the manufacturing ramp and associated costs; start-up costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; product manufacturing quality/yields; and impairments of long-lived assets, including manufacturing, assembly/test and intangible assets. Expenses, particularly certain marketing and compensation expenses, as well as restructuring and asset impairment charges, vary depending on the level of demand for Intel's products and the level of revenue and profits. The tax rate expectation is based on current tax law and current expected income. The tax rate may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various tax authorities, including payment of interest and penalties; and the ability to realize deferred tax assets. Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. The majority of
Intel’s non-marketable equity investment portfolio balance is concentrated in companies in the flash memory market segment, and declines in this market segment or changes in management’s plans with respect to Intel’s investments in this market segment could result in significant impairment charges, impacting restructuring charges as well as gains/losses on equity investments and interest and other. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates. Intel’s results could be affected by the timing of closing of acquisitions and divestitures. Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust and other issues, such as the litigation and regulatory matters described in Intel's SEC reports. An unfavorable ruling could include monetary damages or an injunction prohibiting us from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property.
A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the report on Form 10-Q for the quarter ended April 2, 2011.

INVESTOR MEETING 2011

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix A: AMD Settlement/EC Fine
• In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this presentation contains non-GAAP financial measures that exclude the charge incurred in the fourth quarter of 2009 as a result of the settlement agreement with
 Advanced Micro Devices, Inc. (AMD) in the amount of $1.25 billion, and a charge incurred in the second quarter of 2009 as a result of the European Commission (EC) fine in the amount of €1.06 billion, or about
 $1.45 billion. These non-GAAP measures also exclude the associated impacts of the AMD settlement on our tax provision. The EC fine did not impact the income tax provision because it was not tax deductible.
• The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Management believes the non-GAAP financial measures are appropriate for both its own assessment of, and to show the reader, how our performance compares to other periods. Set forth below are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Source: Intel

INVESTOR MEETING 2011

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix A: AMD Settlement/EC Fine (Continued)
Source: Intel

INVESTOR MEETING 2011

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix B: Share-Based Compensation
• In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this presentation contains non-GAAP financial measures that include share-based compensation charges as if we had applied the fair value recognition provisions under current GAAP to periods prior to fiscal year 2006, for options granted under the company's equity incentive plans and rights to acquire stock granted under the company's stock purchase plan.
• The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Management believes the non-GAAP financial measures are appropriate for both its own assessment of, and to show the reader, how our performance compares to other periods. Set forth below are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Source: Intel

INVESTOR MEETING 2011

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix B: Share-Based Compensation (Continued)
Source: Intel

INVESTOR MEETING 2011

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix C: Historic ROIC
• We define Return on Invested Capital (ROIC) as adjusted net operating profit after taxes divided by beginning invested capital.  Management believes that
 ROIC provides greater visibility into how effectively Intel deploys capital.
 Management uses ROIC as a high level target to help ensure that overall performance is understood and acceptable. ROIC is not a measure of financial performance under accounting principles generally accepted in the United States
 (GAAP), and may not be defined and calculated by other companies in the same manner as Intel does.  ROIC should not be considered in isolation or as an alternative to net income as an indicator of company performance.

INVESTOR MEETING 2011

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix C: Historic ROIC (Continued)
($m)	2001	2002	2003	2004	2005
Net income (GAAP)	$ 1,291	$ 3,117	$ 5,641	$ 7,516	$ 8,664
Interest expense	56	84	62	50	19
Income tax adjustment (1)	(23)	(22)	(15)	(14)	(6)
Adjusted net operating profit after taxes	$ 1,324	$ 3,179	$ 5,688	$ 7,552	$ 8,677

	2000	2001	2002	2003	2004
Total assets (GAAP) (2)	$ 47,945	$ 44,395	$ 44,224	$ 47,143	$ 48,143
Current liabilities	(8,650)	(6,570)	(6,595)	(6,879)	(8,006)
Invested capital	$ 39,295	$ 37,825	$ 37,629	$ 40,264	$ 40,137

	2001	2002	2003	2004	2005
Return on invested capital (Adjusted net operating profit after taxes / prior year end invested capital)	3.4%	8.4%	15.1%	18.8%	21.6%

Net income/ prior year end total assets	2.7%	7.0%	12.8%	15.9%	18.0%

(1) Assumed tax effect of interest expense based on the effective tax rate

(2) 2005-2008 Total assets has been adjusted due to changes to the accounting for convertible debt instruments

INVESTOR MEETING 2011

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix C: Historic ROIC (Continued)
($m)	2006	2007	2008	2009	2010
Net income (GAAP)	$ 5,044	$ 6,976	$ 5,292	$ 4,369	$ 11,464
Interest expense	24	15	8	1	0
Income tax adjustment (1)	(7)	(4)	(2)	(0)	0
Adjusted net operating profit after taxes	$ 5,061	$ 6,987	$ 5,298	$ 4,370	$ 11,464

	2005	2006	2007	2008	2009
Total assets (GAAP) (2)	$ 48,309	$ 48,372	$ 55,664	$ 50,472	$ 53,095
Current liabilities	(9,234)	(8,514)	(8,571)	(7,818)	(7,591)
Invested capital	$ 39,075	$ 39,858	$ 47,093	$ 42,654	$ 45,504

	2006	2007	2008	2009	2010	10 YR AVG
Return on invested capital (Adjusted net operating profit after taxes / prior year end invested capital)	13.0%	17.5%	11.3%	10.2%	25.2%	14.4%

Net income/ prior year end total assets	10.4%	14.4%	9.5%	8.7%	21.6%	12.1%

(1) Assumed tax effect of interest expense based on the effective tax rate

(2) 2005-2008 Total assets has been adjusted due to changes to the accounting for convertible debt instruments